STATEMENT OF ADDITIONAL INFORMATION	September 24, 2008

The Alger Funds II

Class A
Class C
Class I

The Alger Funds II (the “Trust”) is a Massachusetts business trust, registered with the Securities and Exchange Commission (the “SEC”) as an investment company, that offers interests in the following five Funds:

* Alger Spectra Fund

* Alger Green Fund

* Alger Analyst Fund

* Alger International Opportunities Fund

* Alger Technology Fund

Each of Alger Spectra Fund (“Spectra Fund”), Alger Green Fund (“Green Fund”), Alger Analyst Fund (“Analyst Fund”), Alger International Opportunities Fund (“International Fund”), and Alger Technology Fund (“Technology Fund”), offers three classes of shares (Class A, C and I shares).  Class I shares are offered only to institutional investors.

The Trust’s financial statements for the year ended October 31, 2007 are contained in its annual report to shareholders and are incorporated by reference into this Statement of Additional Information.

This Statement of Additional Information is not a Prospectus. This document contains additional information about the Funds and supplements information in the Prospectus dated September 24, 2008,  for the Class A and Class C shares of the Funds, and the Prospectus dated September 24, 2008,  for the Class I shares of the Funds. It should be read together with the applicable Prospectus which may be obtained free of charge by writing the Trust c/o Boston Financial Data Services, Inc., Attn: The Alger Family of Funds, P.O. Box 8480, Boston, MA 02266-8480, or calling (800) 992-3863, or at the Trust’s website at http://www.alger.com.

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CONTENTS

The Funds	2
Investment Strategies and Policies	2
Net Asset Value	18
Classes of Shares	19
Purchases	19
Redemptions	23
Exchanges and Conversions	25
Management	26
Code of Ethics	33
Taxes	33
Dividends	34
Custodian and Transfer Agent	35
Certain Shareholders	35
Organization	36
Proxy Voting Policies and Procedures	38
In General	40
Financial Statements	40
Appendix	41

THE FUNDS

Spectra Fund

The Fund invests primarily in the equity securities of companies of any size that the Manager believes demonstrate promising growth potential.

Green Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any size that, in the opinion of the Manager, conduct their business in an environmentally sustainable manner, while demonstrating promising growth potential.  The Fund will not change this policy without 60 days’ notice to shareholders.

Analyst Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The Fund will not change this policy without 60 days’ notice to shareholders. The Fund may invest in companies of any market capitalization, from larger, well-established companies to small, emerging growth companies.

International Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, including common stocks, American Depositary Receipts and Global Depositary Receipts, of foreign companies. The Fund will not change this policy without 60 days’ notice to shareholders.  The Fund generally invests in at least three foreign countries, and, at times, may invest a substantial portion of its assets in a single foreign country. The Fund may invest in companies of any market capitalization, from larger, well-established companies to small, emerging growth companies..

Technology Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any market capitalization that are principally engaged in the technology sector. The Fund will not change this policy without 60 days’ notice to shareholders.  A company will be considered to be principally engaged in the technology sector if it derives at least 50% of its earnings or revenues from, or devotes at least 50% of its assets to, activities in any area of the technology sector, including, but not limited to, computers, semiconductors, electronics, communications, healthcare or biotechnology.

INVESTMENT STRATEGIES AND POLICIES

Certain Securities and Investment Techniques

The Prospectus discusses the investment objectives of the Funds and the primary strategies to be employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies.

In General

All of the Funds seek to achieve their objectives by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Funds will invest primarily in companies whose securities are traded on domestic, or in the case of International Fund, foreign stock exchanges or in the over-the-counter market. These companies may be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit-volume growth rate. All Funds may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements.

In order to afford the Funds the flexibility to take advantage of new opportunities for investments in accordance with their investment objectives and to meet redemptions, they may hold up to 15% of their net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of their assets) during temporary defensive periods, explained further below. This amount may be higher than that maintained by other funds with similar investment objectives.

Alger Management’s investment strategies utilize the proprietary research of its analyst and portfolio management team to continually assess the markets and sectors it follows for attractive investment opportunities. With respect to stocks in the Funds’ portfolios, one principle of the portfolio strategy at Alger Management is for analysts and portfolio managers to evaluate the return potential vs. risk (downside) in each stock held in a portfolio and compare that to those, and other variables, offered by other stocks under coverage within Alger Management’s research team. Portfolio managers, together with investment analysts, at Alger Management continually seek to optimize performance of the Funds’ portfolios by replacing individual stocks, or reducing or increasing their relative weighting in other portfolios, with stocks evaluated as having better appreciation potential, having improved reward to risk opportunity, or offering the portfolio diversification or other characteristics determined to be beneficial to achieving the overall portfolio’s objectives. The Funds’ portfolio turnover rates may vary significantly from year to year as a result of the Funds’ investment process.

There is no guarantee that a Fund’s investment objective will be achieved.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, each Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Each Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Temporary Defensive and Interim Investments

When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Funds can invest in a variety of debt securities for defensive purposes. The Funds can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Funds can buy:

•                             high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;

•                             commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);

•                             short-term debt obligations of corporate issuers, certificates of deposit and bankers’ acceptances of domestic and foreign banks and savings and loan associations; and

•                             repurchase agreements.

Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate fluctuation than longer-term debt securities.

Small Capitalization Investments

Certain companies in which a Fund will invest may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. Investing in smaller issuers generally involves greater risk than investing in larger, more established issuers. Such companies may have limited product lines, markets or financial resources and may lack management depth. Their securities may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Convertible Securities

Each Fund may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates. Convertible securities typically entail less market risk than investments in the common stock of the same issuers. Declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed-income securities, convertible securities are subject to the risk of default on their issuers’ payment obligations.

U.S. Government Obligations

Each Fund may invest in U.S. Government securities, which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

U.S. Government Agency Securities

These securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association (“FNMA”), Government National Mortgage Association (“GNMA”), Federal Home Loan Bank, Federal Land Bank, Farmers Home Administration, Bank for Cooperatives, Federal Intermediate Credit Bank, Federal Financing Bank, Farm Credit Bank, the Small Business Administration, Federal Housing Administration, and Maritime

Administration. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Bank Obligations

These are certificates of deposit, bankers’ acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

The Funds will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation; (ii) in the case of a U.S. bank, it is a member of the Federal Deposit Insurance Corporation; and (iii) in the case of foreign banks, the security is, in the opinion of Alger Management, of an investment quality comparable to other debt securities which may be purchased by the Funds. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Foreign Bank Obligations

Investments by the Funds in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and record-keeping standards. In view of these risks, Alger Management will carefully evaluate these investments on a case-by-case basis.

Short-Term Corporate Debt Securities

These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

Commercial Paper

These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

Variable Rate Master Demand Notes

These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Repurchase Agreements

Under the terms of a repurchase agreement, a Fund would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Fund’s holding period. Repurchase agreements may be seen to be loans by the Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Alger Management reviews the creditworthiness of those banks, dealers and clearing corporations with which the Funds enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Firm Commitment Agreements and When-Issued Purchases

Firm commitment agreements and “when-issued” purchases call for the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When a Fund purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. The Fund will not use these transactions for leveraging purposes and, accordingly, will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under these agreements.

Warrants and Rights

Each Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

Equity-Linked Notes

Each Fund may invest in equity-linked notes. These are notes, typically issued by financial institutions or special purpose entities, whose performance is tied to a foreign equity security or a basket or index of foreign equity securities; the principal payable at maturity is based on the current price of the linked security, basket or index. Equity-linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities.

Restricted and Illiquid Securities

Each Fund may invest in restricted securities; i.e., securities which are subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would other wise be desirable. In order to sell securities that are not registered under the federal securities laws it may be necessary for a Fund to bear the expense of registration.

Each Fund may invest in restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. Rule 144A is designed to facilitate efficient trading of unregistered securities among institutional investors. Rule 144A permits the resale to qualified institutions of restricted securities that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted on NASDAQ. In adopting Rule 144A, the Securities and Exchange Commission (the “SEC”) specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of trustees (or the Funds’ adviser acting subject to the board’s supervision) determines that the securities are in fact liquid. The Board of Trustees has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased pursuant to Rule 144A, subject to the Board of Trustees’ oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund could be adversely affected.

Each Fund may invest 15% of its net assets in illiquid securities, which are securities (i.e. stocks, bonds or commodities) that cannot be sold or disposed of in the ordinary course of business, within seven days, at the approximate price the Fund used to value the security when the net asset value of the Fund was calculated. An illiquid security does not have an active secondary market, is not widely traded, and is difficult to sell in the ordinary course of business at fair value. In other words, they cannot be readily converted into cash because there is no ready market. Illiquid securities may be subject to liquidity risk, which is the risk that under certain circumstances particular investments may be difficult to sell at an advantageous price. There is also the risk that the securities cannot be sold without potentially suffering a sizable loss.  Illiquid securities include restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation.

Short Sales

Each Fund may sell securities “short against the box.” While a short sale is the sale of a security the Fund does not own, it is “against the box” if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Additionally, Spectra Fund may enter into short sales of securities that it does not own.  In order to engage in a short sale, the Fund arranges with a broker to borrow the security being sold short.  The Fund must deposit collateral, consisting of cash or marketable securities, with the broker to secure the Fund’s obligation to replace the security, and segregate liquid assets so that the total of the amounts deposited with the broker and segregated is equal to the current value of the securities sold short.  In addition, the Fund must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open.  In order to close out its short position, the Fund will replace the security by purchasing the security at the price prevailing at the time of replacement.  If the price of the security sold short has increased since the time of the short sale, the Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position.  If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than these costs.

Lending of Fund Securities

Each Fund may lend securities to brokers, dealers and other financial organizations. The Funds will not lend securities to Alger Management or its affiliates. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its securities are loaned: (a) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the securities including accrued interest exceeds the value of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Funds’ Board of Trustees must terminate the loan and regain the right to vote the securities.

A Fund bears a risk of loss in the event that the other party to a stock loan transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

Foreign Securities

Spectra Fund may invest up to 20%, and each other Fund may invest up to 100%, of the value of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

The risks associated with investing in foreign securities are often heightened for investments in emerging markets countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. A Fund’s purchase and sale of portfolio securities in certain emerging markets countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, Alger Management and its affiliates and its clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on a Fund’s performance and may adversely affect the liquidity of the Fund’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries’ currencies may not be internationally traded. Certain of these currencies have experienced volatility relative to the U.S. dollar. If a Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s net asset value will be adversely affected. If the Fund hedges the U.S. dollar value of securities it owns denominated in currencies that increase in value, the Fund will not benefit from the hedge it purchased and will lose the amount it paid for the hedge. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Each Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”) and Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”) and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Foreign Debt Securities

The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries’ fixed-income markets historically has reflected wide variations relating to the unique characteristics of the country’s economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which a Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.

Derivative Transactions

Each Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivative instruments the Funds may use include, but are not limited to options contracts, futures contracts, and options on futures contracts. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would. Alger Management, however, may decide not to employ some or all of these strategies for a Fund and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund’s performance.

If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Each Fund, as permitted, may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before a Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or this SAI.

Futures Transactions-In General

Each Fund may enter into futures contracts on stock indexes and purchase and sell call and put options on these futures contracts. The Funds may also borrow money (leverage) for the purchase of additional securities. They may borrow only from banks and may not borrow in excess of one-third of the market value of total Fund assets, less liabilities other than such borrowing. These practices are deemed to be speculative and may cause the net asset value of these Funds to be more volatile than the net asset value of a fund that does not engage in these activities.

A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Transaction costs also are included in these calculations.

A Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes.

Engaging in these transactions involves risk of loss to a Fund which could adversely affect the value of the Fund’s net assets. Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the fund to substantial losses.

Successful use of futures by a Fund also is subject to Alger Management’s ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Specific Futures Transactions. A Fund may invest in futures contracts and options on futures contracts, including those with respect to securities indexes, interest rates and currencies.

A Fund may purchase and sell index futures contracts and options thereon. An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the prices of the securities that comprise the index at the opening of trading in such securities on the next business day.

A Fund may purchase and sell interest rate futures contracts and options thereon. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

A Fund may purchase and sell currency futures and options thereon. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Options

All of the Funds may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements. The Funds may only buy or sell options that are listed on a national securities exchange.

A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.

A Fund will not sell options that are not covered. A call option written by a Fund on a security is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high-grade, short-term obligations in a segregated account. A put option is “covered” if the Fund maintains cash or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If a Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund would realize a profit from a closing transaction if the price of the transaction were less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund would realize a loss from a closing transaction if the price of the transaction were more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If the Fund, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivered the underlying security upon exercise or otherwise covered the position.

In addition to options on securities, the listed Funds may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

Price movements in a Fund’s securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management might be forced to liquidate Fund securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Funds in put and call options, there can be no assurance that a Fund will succeed in any option trading program it undertakes.

A Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund’s total assets, although no more than 5% will be committed to transactions entered into for non-hedging (speculative) purposes.

Stock Index Futures and Options on Stock Index Futures

If a Fund utilizes these investments, it will do so only for hedging, not speculative, purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such position.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. While incidental to its securities activities, a Fund may use index futures as a substitute for a comparable market position in the underlying securities.

If a Fund uses futures, or options thereon, for hedging, the risk of imperfect correlation will increase as the composition of the Fund varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Fund may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such “over hedging” or “under hedging” may adversely affect the Fund’s net investment results if market movements are not as anticipated when the hedge is established.

An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price during the term of the option. A Fund would sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions could be effected or that there would be correlation between price movements in the options on stock index futures and price movements in the Fund’s securities which were the subject of the hedge. In addition, any purchase by a Fund of such options would be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

A Fund’s use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only, if at all, for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon will require the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Foreign Currency Transactions. Each Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency for investment purposes. The currency exposure of the Fund’s portfolio typically will be unhedged to the U.S. dollar.

Foreign currency transactions may involve, for example, a Fund’s purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. A Fund’s success in these transactions may depend on the ability of Alger Management to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

Swap Transactions. Each Fund may engage in swap transactions, including currency swaps, index swaps and interest rate swaps. A Fund may enter into swaps for both hedging purposes and to seek to increase total return. A Fund also may enter into options on swap agreements, sometimes called “swaptions.”

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of swaps or securities representing a particular index. The “notional amount” of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Most swap agreements entered into by the Funds are cash settled and calculate the obligations of the parties to the agreement on a “net basis.” Thus, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The use of swap agreements is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Alger Management is incorrect in its forecasts of applicable market factors, or a counterparty defaults, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. In addition, it is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

A Fund will enter into swap agreements only when Alger Management believe it would be in the best interests of the Fund to do so. In addition, a Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds’ repurchase agreement guidelines).

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of Alger Management, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Alger Management’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments. Each Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before a Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

Borrowing

All of the Funds may borrow from banks for temporary or emergency purposes. In addition, each Fund may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Fund’s shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Fund’s shares will decrease faster than would otherwise be the case. A Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Exchange-Traded Funds

To the extent otherwise consistent with their investment policies and applicable law, each Fund may invest in “exchange-traded funds” (ETFs), registered investment companies whose shares are listed on a national stock exchange. ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs thus provide another means, in addition to futures and options on indexes, of creating or hedging securities index exposure in these Funds’ investment strategies.

Investment Restrictions

The investment restrictions numbered 1 through 8 below have been adopted by the Trust with respect to each of the Funds as fundamental policies. Under the Act, a “fundamental” policy may not be changed without the vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the Act as the lesser of (a) 67% or more of the shares present at a Fund meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares. Each of the Funds’ investment objectives is a non-fundamental policy, which may be changed by the Board of Trustees at any time. For each Fund:

1. Except as otherwise permitted by the Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets), or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not borrow money.

2. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

3. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not lend any securities or make loans to others. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.

4. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not issue any senior security (as such term is defined in Section 18(f) of the Act), except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies. For purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

5. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not purchase, hold or deal in real estate, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

6. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest in physical commodities or physical commodities contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

7.  Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

8. All Funds except Analyst Fund:  Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not (a) invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund’s total assets may be invested in securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation, nor (b) hold more than 10% of the outstanding voting securities of any single issuer (this restriction in clause (b) applies only with respect to 75% of the Fund’s total assets). Analyst Fund is classified as a non-diversified fund under the Act, which means it is not limited by the Act in the proportion of its assets that may be invested in the securities of an issuer.

Except in the case of the percent limitation set forth in Investment Restriction No. 1 and as may be stated otherwise, the percentage limitations contained in the foregoing restrictions and in the Funds’ other investment policies apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Fund’s assets will not constitute a violation of the restriction.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities and other financial instruments for a Fund are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Trust’s Board of Trustees. Although investment requirements for each Fund are reviewed independently from those of the other accounts managed by Alger Management and those of the other Funds, investments of the type the Funds may make may also be made by these other accounts or Funds. When a Fund and one or more other Funds or accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.

Transactions in equity securities are in most cases effected on U. S. and foreign stock exchanges or in over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions.

Debt securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U. S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U. S. Government securities may be purchased directly from the U. S. Treasury or from the issuing agency or instrumentality.

To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Trust’s Board of Trustees has determined that Fund transactions will generally be executed through Fred Alger & Company, Incorporated (“Alger, Inc.”), a registered broker-dealer, if, in the judgment of Alger Management the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Fund involved a rate consistent with that which other broker-dealers charge to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions on behalf of a Fund, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in section 28(e) of the Securities Exchange Act of 1934, as amended, provided to the Fund involved, the other Funds and/or other accounts over which Alger Management or its affiliates exercise investment discretion. Alger Management’s fees under its agreements with the Funds are not reduced by reason of its receiving brokerage and research service. The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Funds.

During the fiscal years ended October 31, 2006 and October 31, 2005, Spectra Fund paid an aggregate of approximately $1,050,034 and $1,167,262, respectively, in brokerage commissions, of which approximately $511,014 and $640,343, respectively, was paid to Alger Inc. The commissions paid to Alger Inc. during the fiscal year ended October 31, 2007 are listed in the table below for all series of the Trust that had commenced investment operations at that time. Alger Inc. does not engage in principal transactions with the Funds and, accordingly, received no compensation in connection with securities purchased or sold in that manner, which include securities traded in the over-the-counter markets, money market investments and most debt securities.

Broker Commissions

		Paid to Alger Inc.
			% of Broker age Commissions paid	% of Dollar Amount of Transaction Effected
	Total		to	through	Soft Dollar Transactions
	paid by	Dollar	Alger	Alger	Value of
	the Fund	Amount	Inc.	Inc.	Transactions	Commisssions
Spectra Fund	$1,149,770	$583,422	50.74%	61.53%	$109,393,950	$146,233
Green Fund	$24,765	$11,027	44.53%	47.07%	$812,216	$1,028
Analyst Fund	$3,729	$1,308	35.08%	28.05%	$49,409	$69
International Fund	$954	$553	57.86%	43.43%	$74,145	$75
Technology Fund	N/A	N/A	N/A	N/A	N/A	N/A

Disclosure of Portfolio Holdings

Each Fund provides its portfolio holdings on a daily basis, with no lag, to each of Factset, Baseline, Wonda/Thompson Financial Services, and Bloomberg. Each Fund provides its portfolio holdings on a month-end basis on a 30-day lag to Fidelity Strategic Advisors, and on a 60-day lag to each of Financial Webworks, Morningstar, and Standard & Poor’s. Neither the Trust nor any other person is directly compensated for such disclosure, although certain persons receiving such disclosure may be investors in one or more Funds and may therefore be subject to fees applicable to all shareholders.

NET ASSET VALUE

The price of one share of a class is based on its “net asset value.” The net asset value is computed by adding the value of the Fund’s investments plus cash and other assets allocable to the class, deducting applicable liabilities and then dividing the result by the number of its shares outstanding. The net asset value of a share of a given class may differ from that of one or more other classes. Net asset value is calculated as of the close of business (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open.

Purchases for the Funds will be based upon the next net asset value calculated for each class after your order is received and accepted by the Transfer Agent or other designated intermediary. If your purchase is made by check, wire or exchange and is received by the close of business of the NYSE (normally 4:00 p.m. Eastern time), your account will be credited on the day of receipt. If your purchase is received after such time, it will be credited the next business day.

The NYSE is generally open on each Monday through Friday, except New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

The assets of the Funds are generally valued on the basis of market quotations. Securities for which such information is readily available are valued at the last reported sales price or, in the absence of reported sales, securities are valued at a price within the bid and asked price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of a recent bid or asked price, the equivalent is obtained from one or more of the major market makers for the securities to be valued. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by the Board of Trustees. Securities in which the Funds invest may be traded in markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE (normally 4:00 p.m. Eastern time) may result in adjustments to the closing prices to reflect what the investment manager, pursuant to policies established by the Board of Trustees, believes to be fair values of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

The valuation of money market instruments with maturities of 60 days or less held by the Funds is based on their amortized cost which does not take into account unrealized capital gains or losses.  Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

CLASSES OF SHARES

Each Fund offers three classes of shares (Class A, Class C and Class I shares). Class I shares are offered only to institutional investors. Class A Shares are generally subject to a front-end load, and Class C Shares are generally subject to a contingent deferred sales charge. Class I Shares are not subject to sales charges of either kind. Each of these classes of shares is subject to distribution and/or service fees. Class N shareholders of the Funds whose shares were redesignated as Class A shares on September 24, 2008 are not subject to a front-end load on purchases of additional Class A shares of the Funds.

Class A Shares

From time to time, Alger Inc. may reallow to brokers or financial intermediaries all or substantially all of the initial sales charge. To the extent that it does so, such persons may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

PURCHASES

Shares of the Funds are offered continuously by the Trust and are distributed on a best efforts basis by Alger Inc. as principal underwriter for the Funds pursuant to distribution agreements (the “Distribution Agreements”). Under the Distribution Agreements, Alger Inc. bears all selling expenses, including the costs of advertising and of printing prospectuses and distributing them to prospective shareholders. Each of the officers of the Trust is an “affiliated person,” as defined in the Act, of the Trust and of Alger Inc.

The Funds do not accept cash or cash equivalents for share purchases. Third-party checks will not be honored except in the case of employer-sponsored retirement plans. You will be charged a fee for any check returned by your bank.

Investors may exchange stock of companies acceptable to Alger Management for shares of the Funds with a minimum of 100 shares of each company generally being required. The Trust believes such exchange provides a means by which holders of certain securities may invest in the Funds without the expense of selling the securities in the open market. The investor should furnish, either in writing or by telephone, to Alger Management a list with a full and exact description of all securities proposed for exchange. Alger Management will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. Alger Management has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund’s assets. The investor must certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Upon receipt by the Custodian the securities will be valued as of the close of business on the day of receipt in the same manner as the Fund’s securities are valued each day. Shares of the Fund having an equal net asset as of the close of the same day will be registered in the investor’s name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine federal, state and local tax consequences.

Confirmations and Account Statements

All of your transactions through the Transfer Agent, Boston Financial Data Services, Inc., will be confirmed on separate written transaction confirmations (other than Automatic Investment Plan transactions) and on periodic account statements. You should promptly and carefully review the transaction confirmations and periodic statements provided to you and notify the Transfer Agent in writing of any discrepancy or unauthorized account activity. Any information contained on transaction confirmations and account statements will be conclusive unless you notify the Transfer Agent of an apparent discrepancy or unauthorized account activity within ten (10) business days after the information is transmitted to you.

Distribution Plans

As stated in the Prospectus, in connection with the distribution and shareholder servicing activities of Alger Inc. in respect of the Funds’ Class A, C and I Shares, respectively, the Trust has adopted plans (each a “Plan”) pursuant to Rule 12b-1 under the Act. Shareholders of each Class of each Fund adopted a Plan, or approved an amendment to their Classes’ Plan, between January and September of 2007, or when the Class commenced operations, if later.

Each Plan also authorizes the Trust to pay Alger Inc., on behalf of each Fund, a shareholder servicing fee computed at an annual rate of up to 0.25% of the average daily net assets allocable to the Class A, Class C or Class I Shares, as the case may be, of a Fund, and such fee shall be charged only to that Class. The shareholder servicing fee is used by Alger Inc. to provide compensation for ongoing servicing and/or maintenance of shareholder accounts and to cover an allocable portion of overhead and other Alger Inc. and selected dealer office expenses related to the servicing and/or maintenance of shareholder accounts. Compensation will be paid by Alger Inc. to persons, including Alger Inc. employees, who respond to inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Fund’s Manager, Transfer Agent or other agent of the Fund.

Pursuant to the Plan for Class C Shares, each Fund pays an annual fee of 1.00% of its Class C Shares’ average daily net assets to Alger Inc. In addition to the 0.25% shareholder servicing fee, Alger Inc. is paid a 0.75% fee for providing distribution services including, but not limited to, organizing and conducting sales seminars, advertising programs, payment of finders’ fees, printing of prospectuses and SAIs and reports for potential investors, preparation and distribution of advertising material and sales literature, overhead, supplemental payments to dealers and other institutions as asset-based charges or as payments of commissions, and the costs of administering a Plan. No excess distribution expense is carried forward to subsequent years under the Class A or Class C Plans.

Under the Class C Plan, a portion of the distribution fee, sometimes described as an “asset-based sales charge,” allows investors to buy shares with little or no initial sales charge while allowing Alger Inc. to compensate dealers that sell Class C shares of the Funds. Typically, Alger Inc., in its discretion or pursuant to dealer agreements, pays sales commissions of up to 1% of the amount invested in Class C Shares, and pays the asset-based sales charge as an ongoing commission to dealers on Class C Shares that have been outstanding for more than a year. For Class C Shares, the asset-based sales charge is retained by Alger Inc. in the first year after purchase; in subsequent years, all or a portion of it typically is paid to the dealers who sold the Class C Shares. In some cases, the selling dealer is Alger Inc.

On September 24, 2008, the Class N Shares were redesignated as Class A Shares, and the Class N Plan was redesignated as the Class A Plan.  During the fiscal year ended October 31, 2007, the Funds paid approximately $467,519 for distribution services to Alger Inc. under provisions of the Class N Plan, as follows:

Fund	Fees Paid
Spectra Fund	$443,301
Green Fund	$16,606
Analyst Fund	$3,375
International Fund	$4,237
Technology Fund	$0

As Class C and Class I Shares of each of the Funds had not commenced operations as of the date of this Statement of Additional Information, no information is provided on fees paid by those Funds under the Class C or Class I Shares’ Plans.

Alger Inc. has acknowledged that payments under the Plans are subject to the approval of the Board of Trustees and that no Fund is contractually obligated to make payments in any amount or at any time, including payments in reimbursement of Alger Inc. for expenses and interest thereon incurred in a prior year.

Under their terms, the Plans remain in effect from year to year, provided such continuation is approved in each case annually by vote of the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (“Independent Trustees”). A Plan may not be amended to increase materially the amount to be spent for the services provided by Alger Inc. without the approval of shareholders of the applicable class, and all material amendments of a Plan must be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or, with respect to the class of shares of any Fund to which a Plan relates, by a vote of a majority of the outstanding voting securities of the class, on not more than 30 days’ written notice to any other party to the Plan. If a Plan is terminated, or not renewed with respect to any one or more Funds, it may continue in effect with respect to the class of shares of any Fund as to which it has not been terminated, or has been renewed. Alger Inc. will provide to the Board of Trustees quarterly reports of amounts expended under each Plan and the purpose for which such expenditures were made.

Expenses of the Funds

Each Fund will bear its own expenses. Operating expenses for each Fund generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. In addition, Class A, Class C and Class I of each Fund may pay Alger Inc. for expenses incurred in distributing shares of that class and each such Fund may compensate Alger Inc. for servicing shareholder accounts. Trustwide expenses not identifiable to any particular Fund or class will be allocated in a manner deemed fair and equitable by the Board of Trustees. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the Funds while retaining the ability to be paid by the applicable Fund for such amounts prior to the end of the fiscal year. This will have the effect of lowering the applicable Fund’s overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.

Purchases Through Processing Organizations

You can purchase and redeem shares through a “Processing Organization,” which is a broker-dealer, bank or other financial institution that purchases shares of one or more Funds for its clients or customers. The Trust may authorize a Processing Organization to receive, or to designate other financial organizations to receive, purchase and redemption orders on a Fund’s behalf. In that case, the Fund will be deemed to have received an order when the Processing Organization or its intermediary receives it in proper form, and the order will be processed based on the net asset value of the Fund next calculated after the order is received in proper form by the Processing Organization or its designee.

When shares are purchased this way, the Processing Organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in classes of the Funds for shareholders who invest through a Processing Organization will be set by the Processing Organization. Processing Organizations may impose charges and restrictions in addition to or different from those applicable if you invest in the Fund directly. Therefore, you should read the materials provided by the Processing Organization in conjunction with the Prospectus. Certain Processing Organizations may receive compensation from the Fund, Alger, Inc., or any of its affiliates.

TelePurchase Privilege (Class A, and C)

The price the shareholder will receive will be the price next computed after the Transfer Agent receives the TelePurchase request from the shareholder to purchase shares. While there is no charge to shareholders for this service, a fee will be deducted from a shareholder’s Fund account in case of insufficient funds. This privilege may be terminated at any time without charge or penalty by the shareholder, the Trust, the Transfer Agent or Alger Inc. Class A Share purchases will remain subject to the initial sales charge.

Automatic Investment Plan (Class A and C)

While there is no charge to shareholders for this service, a fee will be deducted from a shareholder’s Fund account in the case of insufficient funds. A shareholder’s Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder, the Trust, the Transfer Agent or Alger Inc. Transfers from your bank account to a Trust-sponsored retirement account are considered current-year contributions. If the day of the month you select falls on a weekend or a NYSE holiday, the purchase will be made on the next business day. Class A Share purchases will remain subject to the initial sales charge.

Automatic Exchange Plan (Class A and C)

There is no charge to shareholders for this service. A shareholder’s Automatic Exchange Plan may be terminated at any time without charge or penalty by the shareholder, the Trust, the Transfer Agent or Alger Inc. If the automatic exchange amount exceeds the account balance in your Alger Money Market Fund account (a series of The Alger Funds), any remaining balance in Alger Money Market Fund will be exchanged. Shares held in certificate form are not eligible for this service. Class A Share purchases will remain subject to the initial sales charge.  You may obtain a prospectus describing Alger Money Market Fund by calling the Funds at (800) 992-3863 or by downloading a prospectus at www.alger.com.

Right of Accumulation (Class A Shares)

Class A Shares of a Fund may be purchased by “any person” (which includes an individual, his or her spouse and children, or a trustee or other fiduciary of a single trust, estate or single fiduciary account) at a reduced sales charge as determined by aggregating the dollar amount of the new purchase and the current value (at offering price) of all Class A and/or Class C Shares of the Funds, The Alger Funds (other than shares of Alger Money Market Fund), and The China-U.S. Growth Fund then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent (Class A Shares)

A Letter of Intent (“LOI”) contemplating aggregate purchases of $25,000 or more provides an opportunity for an investor to obtain a reduced Class A sales charge by aggregating investments over a 13-month period, provided that the investor refers to such LOI when placing orders. For purposes of a LOI, the

“Purchase Amount” as referred to in the sales charge table in the Prospectus includes purchases by “any person” (as defined above) of all Class A and/or Class C Shares of the Funds, The Alger Funds (other than Alger Money Market Fund), and The China-U.S. Growth Fund over the following 13 months. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of the LOI.

Purchases made by reinvestment of dividends or distributions of capital gains do not count towards satisfying the amount of the LOI. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the LOI when placing any purchase orders for the investor during the LOI period. Death or disability of the shareholder will not terminate the LOI.

The minimum initial investment under the LOI is 5% of the total LOI amount. Each investment in Class A Shares made during the period receives the reduced sales charge applicable to the total amount of the investment goal. Shares purchased with the first 5% of the total LOI amount will be held in escrow by the Transfer Agent to assure any necessary payment of a higher applicable sales charge if the investment goal is not met. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.

REDEMPTIONS

You may incur a 2% redemption fee if you redeem Class A or C shares of any Fund within 30 days of having acquired them. Shareholders claiming waivers of the redemption fee must assert their status at the time of redemption.

The right of redemption of shares of a Fund may be suspended or the date of payment postponed for more than seven days (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund’s investments or determination of its net asset values not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund’s shareholders.

No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Telephone Redemptions

You automatically have the ability to make redemptions by telephone unless you refuse the telephone redemption privilege. To sell shares by telephone, please call (800) 992-3863. Redemption requests received prior to the close of business of the NYSE (normally 4:00 p.m. Eastern time) will generally be mailed on the next business day. Shares held in any Alger retirement plan and shares issued in certificate form are not eligible for this service.

Redemption proceeds are mailed to the address of record. Any request for redemption proceeds to be sent to the address of record must be in writing with the signature(s) guaranteed if made within 30 days of changing your address.

The Trust, the Transfer Agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

Redemptions in Kind

Payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Trust has adopted procedures which provide that if the Board determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Trust has elected to be governed by Rule 18f-1 under the Act, pursuant to which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.

Contingent Deferred Sales Charge (Class A and C)

Certain Class A Shares also are subject to a CDSC. Those Class A Shares purchased in an amount of $1 million or more which have not been subject to the class’s initial sales charge and which have not been held for a full year are subject to a CDSC of 1% at the time of redemption.

Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase.

For purposes of the CDSC, it is assumed that the shares of the Fund from which the redemption is made are the shares of that Fund which result in the lowest charge, if any.

Redemptions of shares of each of the Funds are deemed to be made first from amounts, if any, to which a CDSC does not apply. There is no CDSC on redemptions of (i) amounts that represent appreciation on your original investment, or (ii) shares purchased through reinvestment of dividends and capital gains.

Waivers of Sales Charges (Class A and C)

No initial sales charge (Class A) or CDSC (Classes A or C) is imposed on purchases or redemptions (1) by (i) employees of Alger Inc. and its affiliates, (ii) IRAs, Keogh Plans and employee benefit plans for those employees and (iii) spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by the employees; (2) by (i) accounts managed by investment advisory affiliates of Alger Inc. that are registered under the Investment Advisers Act of 1940, as amended, (ii) employees, participants and beneficiaries of those accounts, (iii) IRAs, Keogh Plans and employee benefit plans for those employees, participants and beneficiaries and (iv) spouses and minor children of those employees, participants and beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries; (3) by directors or trustees of any investment company for which Alger Inc. or any of its affiliates serves as investment adviser or distributor; (4) of shares held through defined contribution plans as defined by the Employee Retirement Income Security Act of 1974, as amended, that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (5) by an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) in connection with the combination of the investment company with the Fund by merger, acquisition of assets or by any other transaction; (6) by registered investment advisers for their own accounts; (7) by registered investment advisers, banks, trust companies and other financial institutions, including broker-dealers, each on behalf of their clients and immediate families, that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (8) by a Processing Organization, as shareholder of record on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the Processing Organization, and (ii) retirement and deferred compensation plans and trusts used to fund those plans; (9) for their own accounts by registered representatives of broker-dealers that have an agreement in place with the Distributor for, among other things, waiver of the sales charge, and their spouses, children, siblings and parents; (10) by children or spouses of individuals who died in the terrorist attacks of September 11, 2001; and (11) by shareholders of record of Class N Shares as of September 24, 2008 purchasing Class A Shares of The Alger Family of Funds.

Investors purchasing Class A Shares subject to one of the foregoing waivers are required to claim and substantiate their eligibility for the waiver at the time of purchase. It is also the responsibility of shareholders redeeming shares otherwise subject to a CDSC but qualifying for a waiver of the charge to assert this status at the time of redemption. Information regarding these procedures is available by contacting the Funds at (800) 992-3863.

Certain Waivers of the Contingent Deferred Sales Charge (Class A and C)

Any CDSC which otherwise would be imposed on redemptions of Fund shares will be waived in certain instances, including (a) redemptions of shares held at the time a shareholder becomes disabled or dies, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivor-ship, provided that the redemption is requested within one year after the death or initial determination of disability, (b) redemptions in connection with the following retirement plan distributions: (i) lump-sum or other distributions from a qualified corporate or Keogh retirement plan following retirement, termination of employment, death or disability (or in the case of a five percent owner of the employer maintaining the plan, following attainment of age 70-1/2); (ii) required distributions from an Individual Retirement Account (“IRA”) following the attainment of age 70-1/2 or from a custodial account under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, following the later of retirement or attainment of age 70-1/2; and (iii) a tax-free return of an excess contribution to an IRA, (c) systematic withdrawal payments, and (d) redemptions by the Trust of Fund shares whose value has fallen below the minimum initial investment amount. For purposes of the waiver described in (a) above, a person will be deemed “disabled” if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.

Shareholders claiming a waiver must assert their status at the time of redemption.

Systematic Withdrawal Plan (Class A and C)

A systematic withdrawal plan (the “Withdrawal Plan”) is available to shareholders who own shares of a Fund with a value exceeding $10,000 and who wish to receive specific amounts of cash periodically. Withdrawals of at least $50 monthly (but no more than one percent of the value of a shareholder’s shares in the Fund) may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificated form must deposit their share certificates of the Fund from which withdrawals will be made with the Transfer Agent, as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are automatically reinvested at net asset value in additional shares of the Fund involved. For additional information regarding the Withdrawal Plan, contact the Funds.

Signature Guarantees

The Transfer Agent has adopted standards and procedures pursuant to which Medallion Signature Guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, and national securities exchanges, that are participants in the New York Stock Exchange Medallion Signature Program (MSP), the Securities Transfer Agents Medallion Program (STAMP), and the Stock Exchanges Medallion Program (SEMP).

EXCHANGES

In General

Except as limited below, shareholders may exchange some or all of their Fund shares for shares of another Fund in The Alger Family of Funds. However, you may incur a 2% redemption fee if you exchange Class A or Class C shares of any Fund within 30 days of having acquired them. Class I Shares also may be exchanged for Class I Shares of The Alger Funds or The Alger Institutional Funds. One class of shares may not be exchanged for another class of shares. Alger Money Market Fund shares acquired by direct purchase may be exchanged for Class A or C Shares of another Fund; however, any applicable sales charge will apply to the shares acquired, depending upon their class. Shares of Alger Money Market Fund acquired by exchange rather than by direct purchase may be exchanged for shares of another Fund, but only for shares of the same class as those originally exchanged for Alger Money Market Fund shares. Once an initial sales charge has been imposed on a purchase of Class A Shares, no additional charge is imposed in connection with their exchange. For example, a purchase of Alger Money Market Fund shares and subsequent exchange to Class A Shares of any other Fund (each a “Charge Fund”) would result in the imposition of an initial sales charge at the time of exchange; but if the initial purchase had been of Class A Shares in a Charge Fund, an exchange to the same class of shares of any other Fund would not result in an additional initial sales charge. No CDSC is assessed in connection with exchanges at any time. In addition, no CDSC is imposed on the redemption of reinvested dividends or capital gains distributions or on increases in the net asset value of shares of a Fund above purchase payments made with respect to that Fund during the one-year holding period for Class C Shares and certain Class A Shares.

You automatically have the ability to make exchanges by telephone unless you refuse the telephone exchange privilege. Exchanges can be made among Funds of the same class of shares for identically registered accounts. For tax purposes, an exchange of shares is treated as a sale of the shares exchanged and, therefore, you may realize a taxable gain or loss when you exchange shares. Shares exchanged prior to the close of business of the NYSE (normally 4:00 p.m. Eastern time) from Alger Money Market Fund to any other Fund will receive dividends from Money Market Fund for the day of the exchange. Shares of Alger Money Market Fund received in exchange for shares of any other Fund will earn dividends beginning on the next business day after the exchange.

The Trust reserves the right to terminate or modify the exchange privilege upon notice to shareholders.

MANAGEMENT

Trustees and Officers of the Trust

The Trust is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law.

The Board of Trustees has two standing committees: an Audit Committee and a Nominating Committee. The Audit Committee oversees (a) each Fund’s accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of each Fund’s financial statements and the independent audit thereof. The members of the Committee, which met four times during the Trust’s last fiscal year, are Lester L. Colbert, Jr., Stephen E. O’Neil and Nathan E. Saint-Amand. The function of the Nominating Committee is to select and nominate all candidates who are Independent Trustees for election to the Trust’s Board. The Nominating Committee, which met once during the Trust’s last fiscal year, is composed of all Independent Trustees.

While the Nominating Committee expects to be able to identify a sufficient number of qualified candidates on its own, it will consider nominations from shareholders that are submitted in writing and otherwise pursuant to the provisions of the Nominating Committee Charter.

			Number of
			Portfolios
			in the Alger
			Fund Complex(3)
			which are
Name, Age, Position with		Trustee	Overseen
the Trust and Address(1)	Principal Occupations	Since	by Trustee

Interested Trustee(2)

Hilary M. Alger (46) Trustee	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	27

Non-Interested Trustees

Charles F. Baird, Jr. (55) Trustee	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	27

Roger P. Cheever (63) Trustee	Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	27

Lester L. Colbert, Jr. (74) Trustee	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	27

Stephen E. O’Neil (75) Trustee	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	27

David Rosenberg (45) Trustee	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	27

Nathan E. Saint-Amand M.D. (70) Trustee	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	27

(1)       The address of each Trustee is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.

(2)       Ms. Alger is an “interested person” (as defined in the Act) of the Funds by virtue of her ownership control of Alger Associates, Inc. (“Alger Associates”), which controls Alger Management and its affiliates.

(3)       “Alger Fund Complex” refers to the Trust and the four other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the Boards of Trustees/Directors of the other five registered investment companies in the Alger Fund Complex.

Name, (Age), Position with		Officer
the Trust and Address(1)	Principal Occupations	Since

Officers (2)

Dan C. Chung (46) President	Chief Investment Officer and Director since 2001, and Chief Executive Officer since 2006, of Alger Management; President since 2003 and Director since 2001 of Alger Associates, Inc. (“Associates”), Fred Alger International Advisory S.A. (“International”) (Director since 2003) and Analysts Resources, Inc. (“Resources”); Formerly Trustee of the Trust from 2001 to 2007.	2001

Michael D. Martins (42) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004. Formerly Vice President, Brown Brothers Harriman & Co. 1997-2004.	2005

Hal Liebes (44) Secretary	Executive Vice President, Chief Legal Officer, Chief Operating Officer and Secretary of Alger Management; Director since 2006 of Associates, International and Resources. Formerly Chief Compliance Officer 2004- 2005, AMVESCAP PLC; U.S. General Counsel 1994-2002 and Global General Counsel 2002-2004, Credit Suisse Asset Management.	2005

Lisa A. Moss (42) Assistant Secretary	Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly Director of Merrill Lynch Investment Managers, L.P. from 2005-2006; Assistant General Counsel of AIM Management, Inc. from 1995-2005.	2006

Sharon Akselrod (33) Assistant Secretary	Employed by Alger Management since 2006. Formerly, employed by Morgan Stanley Investment Management from 2005-2006 and AIM Management, Inc. from 1998-2005.	2008

Anthony S. Caputo (53) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007

Sergio M. Pavone (47) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007

Barry J. Mullen (55) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since May 2006. Formerly Director of BlackRock, Inc. from 2005-2006; Vice President of J.P. Morgan Investment Management from 1996-2004.	2006

(1)       The address of each officer is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.

(2)       Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Fund Complex.

No director, officer or employee of Alger Management or its affiliates receives any compensation from the Trust for serving as an officer of the Trust. Each Fund pays each Independent Trustee a fee of $500 for each meeting attended, to a maximum of $2,000 per annum, plus travel expenses incurred for attending the meeting. The Independent Trustee appointed as Chairman of the Board of Trustees receives an additional compensation of $10,000 per annum paid pro rata by each Fund in the Alger Fund Complex. Additionally, each Fund pays each member of the Audit Committee $50 for each meeting attended to a maximum of $200 per annum.

The Trustees and officers of the Trust are permitted to purchase shares of the Funds without the payment of any sales charge. Applicable sales charges are waived for these individuals because no selling effort by the Distributor, Alger Inc., is involved and in order to promote the alignment of such individuals’ economic interests with the Trust.

Mr. Rosenberg became a Trustee of the Trust on March 21, 2007. He received no compensation from the Trust prior to that time. The Trust did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2007. The following table provides compensation amounts paid to current Independent Trustees of the Trust for the fiscal year ended October 31, 2007.

COMPENSATION TABLE

	Aggregate Compensation	Total Compensation Paid to Trustees from
Name of Person, Position	from Alger Funds II	The Alger Fund Complex
Charles F. Baird, Jr.	$3,672	$32,172
Roger P. Cheever	$6,785	$52,172
Lester L. Colbert, Jr.	$6,239	$49,689
Stephen E. O’Neil	$6,789	$52,989
David Rosenberg	$5,172	$36,672
Nathan E. Saint-Amand	$6,239	$52,989

The following table shows each current Trustee’s beneficial ownership as of the date of this Statement of Additional Information, by dollar range, of equity securities of the Funds and of all of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$250,000; F = $250,001–$500,000; G = over $500,000.

None of the Independent Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc. The table reflects Ms. Alger’s beneficial ownership of shares of the Funds, and of all Funds in the Alger Fund Complex overseen by Ms. Alger as a Trustee, that are owned by various entities that may be deemed to be controlled by Ms. Alger.

	Hilary M. Alger	Charles F. Baird, Jr.	Roger P. Cheever	Lester L. Colbert, Jr	Stephen E. O’Neil	David Rosenberg	Nathan E. Saint-Amand
Spectra Fund	G	A	E	C	A	A	A
Green Fund	G	A	A	A	A	A	A
Analyst Fund	A	A	A	A	A	A	A
International Fund	G	A	A	A	A	A	A
Technology Fund	A	A	A	A	A	A	A
Aggregate Equity Securities of Funds in the Alger Fund Complex	G	A	E	D	A	A	E

Investment Manager

Alger Management has been in the business of providing investment advisory services since 1964 and, as of June 30, 2008, had approximately $11 billion under management as well as $2.9 billion in other assets. Alger Management is indirectly owned by Alger Associates, a financial services holding company. Alger Associates and, indirectly, Alger Management, is controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, each of whom owns approximately 33% of the voting rights of Alger Management and is a daughter of Mr. Frederick M. Alger, III, the former Chairman of the Board of Alger Management and of the Trust’s Board. Mr. Alger relinquished ownership control of Alger Associates and, indirectly, Alger Management in February 2007.

Alger Management serves as investment adviser to the Funds pursuant to a written agreement between the Trust, on behalf of the Funds, and Alger Management (the “Advisory Agreement”), and under the supervision of the Board of Trustees. The services provided by Alger Management under the Advisory Agreement include: making investment decisions for the Funds, placing orders to purchase and sell securities on behalf of the Funds, and selecting broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that Alger Inc. will serve as each Fund’s broker in effecting most of the Fund’s transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. Alger Management employs professional securities analysts who provide research services exclusively to the Funds and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser. Alger Management pays the salaries of all officers who are employed by both it and the Funds. Alger Management bears all expenses in connection with the performance of its services under the Advisory Agreement.

As compensation for its services, the Trust has agreed to pay the Manager an investment advisory fee, accrued daily and payable monthly, at the annual rates set forth below as a percentage of the average daily net asset value of the relevant Fund:

Advisory
Fund	Fee Rate
Spectra Fund	0.90
Green Fund	.71
Analyst Fund	.85
International Fund	1.00
Technology Fund	.81

For the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, Alger Management earned under the terms of the Adisory Agreement $3,328,176, $2,960,376, and $3,029,513, respectively, in respect of Spectra Fund. For the fiscal year ended October 31, 2007, Alger Management earned under the terms of the Management Agreement $51,165 in respect of Green Fund; $11,476 in respect of Analyst Fund; $16,947 in respect of International Fund; and $0 in respect of Technology Fund.

Pursuant to a separate administration agreement between the Trust, on behalf of the Funds, and Alger Management (the “Administration Agreement”), Alger Management also provides administrative services to the Funds, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Funds; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of each Fund’s investment portfolio and the publication of the net asset value of each Fund’s shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Funds, including the Funds’ Custodian, Transfer Agent and printers; providing trading desk facilities for the Funds; and supervising compliance by the Funds with recordkeeping and periodic reporting requirements under the Act.

Prior to September 12, 2006, the Manager provided advisory and administrative services under a separate management agreement. From the period September 12, 2006 through March 16, 2008, each then-existing Fund paid Alger Management an administrative fee at the annual rate of .04% of the Fund’s average daily net assets. Effective March 17, 2008, Alger Management’s administrative fee is .0275% of average daily net assets, and pursuant to an Accounting Agency Agreement between Brown Brothers Harriman & Co. (“BBH”) and the Funds, for a fee of 0.014% of the Funds’ average daily net assets for the first $5 billion in assets and 0.0125% for assets over $5 billion, BBH will provide accounting and bookkeeping services and calculation of the net asset value of the Funds’ shares.

During the fiscal year ended October 31, 2007, Alger Management earned under the terms of the Administration Agreements, $89,681 in respect of Spectra Fund; $2,856 in respect of Green Fund; $540 in respect of Analyst Fund; and $678 in respect of International Fund.

Description of Portfolio Manager Compensation Structure

An Alger portfolio manager’s compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger. A portfolio manager’s base salary is typically a function of the portfolio manager’s experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that is subject to an annual review. The annual bonus is variable from year to year, and considers various factors, including:

•                                          the firm’s overall financial results and profitability;

•                                          the firm’s overall investment management performance;

•                                         current year’s and prior years’ pre-tax investment performance (both relative and absolute) of the portfolios for which the individual is responsible; and

•                                          the individual’s leadership contribution within the firm.

While the benchmarks and peer groups used in determining a portfolio manager’s compensation may change from time to time, Alger Management may refer to benchmarks, such as those provided by Russell Investments and Standard & Poor’s, and peer groups, such as those provided by Lipper Inc. and Morningstar Inc., that are widely-recognized by the investment industry.

Other Accounts Managed by Portfolio Managers

The numbers and assets (1,000,000s) of other accounts managed by the portfolio managers of the Funds as of December 31, 2007 are as follows. No account’s advisory fee is based on the performance of the account.

		Other
	Registered	Pooled
	Investment	Investment	Other
	Companies	Vehicles	Accounts
Gregory S. Adams	—	—	—
Dan C. Chung	11	4	17
	$(3,560.1)	$(41.1)	$(1,346.1)
Patrick Kelly	3	2	38
	$(1,437.3)	$(891.3)	$(940.1)
Christopher R. Walsh	—	—	—

Securities Owned by the Portfolio Managers

The following table shows each current portfolio manager’s beneficial interest as of December 31, 2007, by dollar range, in the shares of the Fund(s) that he or she manages. The ranges are as follows: A = none; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$250,000; F = $250,001–$500,000; G = $500,001–$1,000,000; H = over $1,000,000.

Portfolio Manager	Fund	Range
Gregory S. Adams	International Fund	D
Dan C. Chung	Analyst Fund International Fund Technology Fund	A A A
Patrick Kelly	Spectra Fund	G
Christopher R. Walsh	Green Fund	D

Potential Conflicts of Interest

To seek to ensure that all clients are treated equitably, the Manager has adopted policies and procedures that address the allocation of investment opportunities and execution of portfolio transactions, as well as personal trading by its employees. Nevertheless, the portfolio managers are generally responsible for managing several accounts for several clients. In addition to the Funds and other funds advised by the Manager, these other accounts may include separate accounts, mutual funds sub-advised by Alger Management, hedge funds, and other investment vehicles. One component of the Manager’s compensation with respect to the hedge fund is a performance fee, so that the Manager earns a higher fee if the account performs more favorably. Moreover, the size of these accounts can vary significantly from the size of the Funds. Potential conflicts of interest exist when a portfolio manager has responsibility and makes investment decisions involving such accounts. While investment decisions for accounts are made with consideration of their respective investment objectives and constraints, availability of cash for investment, current holdings and size of investment positions, it is therefore possible that a particular security may be bought or sold for only one account, or in different amounts and at different times for different accounts. To address this conflict, the Manager has developed trade allocation policies and procedures designed to avoid action that would result in intentional an improper advantage or disadvantage to any one account managed by Alger Management. Accordingly, transactions are generally allocated among accounts in a manner believed by Alger Management to be most equitable to each account, generally using a pro-rata allocation methodology. Exceptions to pro-rata allocation are made to recognize the investment needs and particular restrictions of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate and/or not establish de minimis positions, and to accounts with specialized investment policies and objectives.

The Manager, and the Funds’ portfolio managers, furnish advisory services to numerous clients in addition to the Funds, and the Manager may, consistent with applicable law, make investment decisions for other clients (including accounts which have potentially higher fees paid to the Manager or in which portfolio managers have personal investments) that may be the same as or different from those made for the Funds. In addition, the Manager and its affiliates, including Alger Inc., may or may not have an interest in the securities whose purchase and sale the Manager recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action which the Manager or any of its affiliates may take with respect to the same securities.

Distributor

Alger Inc., an affiliate of Alger Management, serves as the Funds’ principal underwriter, or distributor, and receives payments from the Funds under the Plans (see “Purchases—Distribution Plans”). It also receives brokerage commissions from the Trust (see “Investment Strategies and Policies—Fund Transactions”).

From time to time Alger Inc., at its expense from its own resources, may compensate brokers, dealers, investment advisers or others (“financial intermediaries”) who are instrumental in effecting investments by their clients or customers in the Trust, in an amount up to 1% of the value of those investments. Alger Inc. may also from time to time, at its expense from its own resources, make payments to other financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Trust assets or 0.50% annually of Trust sales attributable to that financial intermediary. Alger Inc. determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors Alger Inc. deems relevant. Factors considered by Alger, Inc. generally include the financial intermediary’s reputation, ability to attract and retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, entry into target markets, and/or quality of service.

Financial intermediaries with whom Alger Inc. has its most significant arrangements to make additional cash compensation payments are ADP, Charles Schwab, Citigroup/SmithBarney, Fidelity, First Trust, GWFS, MML Investors Services, Merrill Lynch, Morgan Stanley, National Financial Services, New York State Deferred Compensation, New York Life, OneAmerica, Pershing, Princeton Retirement Group, Prudential, Raymond James, Sungard, UBS and Wachovia. In addition, Alger, Inc. may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger Inc. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Fund or the amount of proceeds received by a Fund on the sale of shares.

Independent Registered Public Accounting Firm

Ernst & Young LLP serves as the Trust’s independent registered public accounting firm.

CODE OF ETHICS

Alger Management personnel (“Access Persons”) are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to the restrictions and procedures of the Trust’s Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must pre-clear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can get a copy of the Trust’s Code of Ethics by calling the Trust toll-free at (800) 992-3863.

TAXES

The following is a summary of selected federal income tax considerations that may affect the Funds and their shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Funds.

Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If qualified as a regulated investment company, a Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, a Fund must, among other things: (1) distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to the Fund’s business of investing in securities; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund’s assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, a Fund may be restricted in the utilization of certain of the investment techniques described above and in the Funds’ prospectus. As a regulated investment company, each Fund is subject to a non-deductible excise tax of 4% with respect to certain undistributed amounts of income and capital gains during the calendar year. The Trust expects each Fund to make additional distributions or change the timing of its distributions so as to avoid the application of this tax. Although the Trust expects each Fund to make such distributions as are necessary to avoid the application of this tax, certain of such distributions, if made in January, might be included in the taxable income of shareholders in the year ended in the previous December.

Payments reflecting the dividend income of a Fund will not qualify for the dividends-received deduction for corporations if the Fund sells the underlying stock before satisfying a 46-day holding period requirement (91 days for certain preferred stock). Dividends-received deductions will be allowed to a corporate shareholder only if similar holding period requirements with respect to shares of the Fund have been met. None of the dividends paid by Money Market Fund will be eligible for the dividends-received deduction.

In general, any gain or loss on the redemption or exchange of Fund shares will be long-term capital gain or loss if held by the shareholder for more than one year, and will be short-term capital gain or loss if held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to Fund shares, and redeems or exchanges the shares before holding them for more than six months, any loss on the redemption or exchange up to the amount of the distribution will be treated as a long-term capital loss.

Dividends of a Fund’s net investment income and distributions of its short-term capital gains will generally be taxable as ordinary income. Distributions of long-term capital gains will be taxable as such at the appropriate rate, regardless of the length of time you have held shares of the Fund.

If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings and shareholders may receive dividends in an earlier year than would otherwise be the case.

Investors considering buying shares of a Fund just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.

If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 28 percent “backup withholding tax” with respect to (i) any taxable dividends and distributions and (ii) any proceeds of any redemption of Fund shares. An individual’s taxpayer identification number is his or her social security number. The 28 percent backup withholding tax is not an additional tax and may be credited against a shareholder’s regular federal income tax liability.

Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax adviser to assess the federal, state and local tax consequences of investing in each Fund. This discussion is not intended to address the tax consequences of an investment by a nonresident alien.

DIVIDENDS

Each share class will be treated separately in determining the amounts of dividends or investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested at net asset value on the payment date in additional shares of the class that paid the dividend or distribution at net asset value, unless you elected to have all dividends and distributions paid in cash or reinvested at net asset value into the same class of shares of another identically registered Alger Fund account you have established. In addition, accounts whose dividend/distribution checks have been returned as undeliverable shall reinvest that dividend/distribution at the net asset value next determined after the Transfer Agent receives the undelivered check. Furthermore, all future dividend/distribution checks shall be reinvested automatically at net asset value on the payment date until a written request for reinstatement of cash distribution and a valid mailing address are provided by the shareholder(s). Shares purchased through reinvestment of dividends and distributions are not subject to a CDSC or front-end sales charge except as described above. Any dividends of the Funds are declared and paid annually. Distributions of any net realized short-term and long-term capital gains earned by a Fund usually will be made annually after the close of the fiscal year in which the gains are earned.

The classes of a Fund may have different dividend and distribution rates. Class A and Class I dividends generally will be greater than those of Class C due to the higher Rule 12b-1 fees associated with Class C Shares. However, dividends paid to each class of shares in a Fund will be declared and paid at the same time and will be determined in the same manner as those paid to each other class.

CUSTODIAN AND TRANSFER AGENT

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 serves as custodian for the Trust pursuant to a custodian agreement under which it holds the Funds’ assets. State Street Bank and Trust Company serves as transfer agent for the Funds pursuant to a transfer agency agreement with transfer agent services provided by State Street’s affiliate, Boston Financial Data Services, Inc. (“Boston Financial”). Under the transfer agency Agreement, Boston Financial processes purchases and redemptions of shares of the Funds, maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Trust, and distributes any dividends and distributions payable by the Funds. The Trust and Alger Inc. (or its affiliates) may enter into an agreement for recordkeeping services. Similarly, the Trust, Alger Inc. (or its affiliates) and non-affiliated third-party service providers may enter into agreements for record keeping services.

Pursuant to the transfer agency agreement, Boston Financial is compensated on a per-account and, for certain transactions, a per-transaction basis. The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to act as a liaison and to provide administrative oversight of Boston Financial and related services. Alger Management is paid on a per account basis for these services. During the fiscal year ended October 31, 2007, the Funds paid to Alger Shareholder Services, Inc., an affiliate of Alger Management, approximately $705,000 under the Shareholder Administrative Services Agreement that was subsequently assigned to Alger Management on June 30, 2007.

CERTAIN SHAREHOLDERS

The following table contains information regarding persons who own of record, five percent or more of any class of the shares of any Fund. All holdings are expressed as a percentage of a class of a Fund’s outstanding shares as of August 29, 2008. Unless otherwise indicated, the Fund has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. Directors and officers of the Trust as a group directly own less than 1% of each class of each Fund.

Spectra Fund – Class N

Charles Schwab & Co., Inc.	29.82	%*
ATTN: Mutual Fund Ops
101 Montgomery St.
San Francisco, CA 94104

National Financial Services Corporation	20.51%
200 Liberty St., Fl 5
New York, NY 10281

Spectra Green Fund – Class N

Charles Schwab & Co., Inc.	25.16	%*
ATTN: Mutual Fund Ops
101 Montgomery St.
San Francisco, CA 94104

Fred Alger Management Inc.	9.38%
C/O Robert Kincel
Harborside Financial Center
600 Plaza One
Jersey City, NJ 07311

Ameritrade Inc. For the Exclusive	6.24%
Benefit of Our Customers
PO Box 2226
Omaha, NE 68103

Spectra Alchemy Fund – Class N

Fred Alger & Company Inc.	95.83	%*
C/O Robert Kincel
Harborside Financial Center
600 Plaza One
Jersey City, NJ 07311

Spectra International Opportunities Fund – Class N

Fred Alger Management Inc.	63.04%*
C/O Robert Kincel
Harborside Financial Center
600 Plaza One
Jersey City, NJ 07311

MLFP&S For the Sole Benefit of	10.68%
Its Customers
ATTN: Fund Administration 97RM2
4800 Deer Lake DR.E. 2nd Fl
Jacksonville, FL 32246

Joseph P. Moore	7.17%
4711 W. Braddock Rd Apt. 103
Alexandria, VA 22311

Charles Schwab & Co., Inc.	5.93%
ATTN: Mutual Fund Ops
101 Montgomery St.
San Francisco, CA 94104

Spectra Technology Fund – Class N

SSB&T Co. C/F SEP	10.71%
James P. Lyons
29776 Bayhead Rd.
Dade City, FL 33523

SSB&T Co. C/F IRA	6.09%
Floyd White Jr.
8871 Aurora Light Way
Las Vegas, NV 89123

Richard W. Johnson	5.57%
125 Biltmore Dr.
Ringgold, GA 30736

*                            A shareholder who owns more than 25% of the voting securities of the Fund is deemed to “control” the Fund under the Act, and may heavily influence a shareholder vote.

ORGANIZATION

The Trust is an investment company. From its inception in 1968 until February 12, 1996, the Trust was organized as a Massachusetts business corporation, and had operated as a registered closed-end investment company since 1978. Shares of closed-end investment companies, unlike those of open-end companies, are ordinarily not redeemable and are not continuously offered for sale to the public. On February 12, 1996, the Trust reorganized as a Massachusetts business trust and also converted to an open-end investment company, or “mutual fund.” In connection with the reorganization, the name of the Trust was changed from “Spectra Fund, Inc.” to “Spectra Fund.” The Trust is authorized to offer an unlimited number of shares. The Trust changed its name to “The Spectra Funds” on January 4, 2007, and to The Alger Funds II on September 24, 2008.

The Trust is a “series fund,” which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

The word “Alger” in the Trust’s name has been adopted pursuant to a provision contained in the Trust Agreement. Under that provision, Alger Management may terminate the Trust’s license to use the word “Alger” in its name when Alger Management ceases to act as the Trust’s investment manager. The previously existing shares in those portfolios were designated Class A Shares on September 24, 2008. Class A shares have an initial sales charge. Class C Shares, which are subject to a CDSC, and Class I Shares, which are not subject to sales charges, were created on September 24, 2008. On September 24, 2008, the names of the Trust and its portfolios were changed to their current names.

To date, the Board has authorized the creation of five series of shares. All consideration received by the Trust for shares of a series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Trust) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, a series will be treated separately from those of the other series. The Trust has the ability to create, from time to time, new series without shareholder approval.

Rule 18f-2 under the Act provides that any matter required to be submitted under the provisions of the Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of the independent registered public accounting firm and the election of Trustees from the separate voting requirements of the Rule.

The Class A, C and I Shares differ in that: (a) each class has a different class designation; (b) the Class A Shares are subject to initial sales charges; (c) the Class C Shares are subject to CDSCs, and certain Class A Shares may also be subject to a CDSC; (d) each of Class A, C and I Shares are subject to different distribution and/or service fees under the Plans; (e) to the extent that one class alone is affected by a matter submitted to a vote of the shareholders, then only that class has voting power on the matter; and (f) the exchange privileges and conversion rights of each class differ from those of the others.

Although, as a Massachusetts business trust, the Trust is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust’s Declaration of Trust.

Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10 percent of the Trust’s outstanding shares.

Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants, and by class within a Fund on matters in which the interests of one class differ from those of another; see also item (e) in the third preceding paragraph. Physical share certificates are not issued for shares of the Fund.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote.

Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

Each Fund except for Analyst Fund is classified as a “diversified” investment company under the Act. A “diversified” investment company is required, with respect to 75% of its assets, to limit its investment in any one issuer (other than the U.S. government) to no more than 5% of the investment company’s total assets. The Funds intend to continue to qualify as a “regulated investment companies” under the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of the Fund’s assets, similar to the requirement stated above.  Analyst Fund is classified as a “non-diversified” fund under the Act, which means it is not limited by the Act in the proportion of its assets that may be invested in the securities of an issuer. Under the Act, a Fund cannot change its classification from diversified to non-diversified without shareholder approval.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of The Alger Funds II has delegated authority to vote all proxies related to the Funds’ portfolio securities to Alger Management, the Funds’ investment manager. Alger Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Funds, and is responsible for voting proxies of all foreign and domestic securities held in the Funds. Alger Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.

Alger Management delegates its proxy voting authority for all foreign and domestic securities held in the Funds to Institutional Shareholder Services, Inc. (“ISS”), a leading proxy voting service provider and registered investment adviser. ISS votes proxies strictly in accordance with pre-determined proxy voting guidelines in order to minimize conflicts of interest. The predetermined proxy voting guidelines, which are summarized below, address matters such as operations, board of directors, proxy contests, anti-takeover defenses, mergers and corporate restructuring, state of incorporation, capital structure, executive and director compensation, social and environmental issues and mutual fund proxies. ISS will recuse itself from voting proxies should it have a material conflict of interest with the company whose proxies are at issue. Alger Management monitors ISS’ proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the applicable Fund.

Alger Management maintains records of its proxy voting policies and procedures. Alger Management or ISS, on Alger Management’s behalf, maintains proxy statements received regarding securities held by the Funds; records of votes cast on behalf of each Fund; records of requests for proxy voting information; and any documents prepared that were material to making a voting decision.

No later than August 31st each year, the Funds’ proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling (800) 992-3863 and/on the Funds’ website and on the Securities and Exchange Commission’s website at http://www.sec.gov.

The following is a summary of the pre-determined voting guidelines used by Alger Management or ISS, on Alger Management’s behalf, to vote proxies of securities held by the Funds.

Operational Issues

Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in the company, fees for non-audit services are excessive or there is reason to believe that the auditor’s opinion is inaccurate.

Board of Directors

Votes on director nominees in uncontested elections are made on a CASE-BY-CASE basis, examining such factors as the independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity.

Proxy Contests

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis considering such factors as the management’s track record, qualifications of director nominees and an evaluation of what each side is offering shareholders.

Anti-Takeover Defenses

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Mergers and Corporate Restructurings

Vote on a CASE-BY-CASE basis on mergers and corporate restructurings based on factors such as financial issues and terms of the offer.

State of Incorporation

Proposals for changing a company’s state of incorporation are evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating.

Capital Structure

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights; Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed.

Executive and Director Compensation

Votes are determined on a CASE-BY-CASE basis analyzing the estimated dollar cost for the proposed plan.

Social and Environmental Issues

Votes are determined on a CASE-BY-CASE basis, with a focus on how the proposal will enhance the economic value of the company.

Mutual Fund Proxies

Votes to elect directors are determined on a CASE-BY-CASE basis, considering factors such as board structure and director independence and qualifications.

IN GENERAL

Current performance information for the Funds may be obtained by calling the Funds at (800) 992-3863. Quoted performance may not be indicative of future performance. The performance will depend upon factors such as its expenses and the types and maturities of securities held by the Fund.

From time to time, advertisements or reports to shareholders may compare the yield or performance of a Fund with that of other mutual funds with a similar investment objective. The performance of the Fund, for example, might be compared with rankings prepared by Lipper Analytical Services Inc., which is a widely-recognized, independent service that monitors the performance of mutual funds, as well as with various unmanaged indices, such as the S&P 500 Index, the Russell 2500 Growth Index, the Russell 2000 Growth Index, the S&P SmallCap 600 Index, the Wilshire Small Company Growth Index, the S&P MidCap 400 Index and the Lehman Brothers Intermediate U.S. Government/Credit Bond Index. In addition, evaluations of the Fund published by nationally recognized ranking services or articles regarding performance, rankings and other Fund characteristics may appear in national publications including, but not limited to, Barron’s, Business Week, Forbes, Institutional Investor, Investor’s Business Daily, Kiplinger’s Personal Finance, Money, Morningstar, The New York Times, USA Today and The Wall Street Journal and may be included in advertisements or communications to shareholders. Any given performance comparison should not be considered as representative of the Fund’s performance for any future period.

From time to time, a Fund may quote the total return of its Shares in advertisements or in reports and other communications to shareholders. The net asset value of Shares is listed in The Wall Street Journal each business day under the heading “Alger.” Depending on a Fund’s size, it may not be eligible to be listed. The Shares of the Funds are listed under the heading “Alger” and once a class reaches the required minimum size, the Class A, C and I Shares will be listed under the heading “Alger A, C or I,” as applicable. Current total return figures may be obtained by calling Alger Funds at 800-992-3863.

In addition to material we routinely provide to shareholders, we may, upon request, make additional statistical information available regarding The Alger Family of Funds. Such information will include, among other things, relative weightings and characteristics of Fund portfolios versus their respective index and security specific impact on overall portfolio performance. Please contact the Funds at (800) 992-3863 to obtain such information.

FINANCIAL STATEMENTS

The Trust’s audited financial statements for the year ended October 31, 2007 are contained in its Annual Report to Shareholders for that period and are hereby incorporated by reference. Copies of the Annual Report to Shareholders of the Funds may be obtained by telephoning (800) 992-3863.

APPENDIX

Description of certain rating categories assigned by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch, Inc. (“Fitch”), Dominion Bond Rating Service Limited (“DBRS”) and A. M. Best Company, Inc. (“Best”).

Commercial Paper and Short-Term Ratings

The designation A-l by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-l.

The rating Prime-l (P-l) is the highest commercial paper rating assigned by Moody’s. Issuers of P-l paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The rating Fitch-l (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-l is regarded as having the strongest degree of assurance for timely payment. The rating Fitc-h2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

Bond and Long-Term Ratings S&P

Bonds rated AA by S&P are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P’s highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

S&P’s BBB-rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

Debt rated BB and B by S&P is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

Debt rated B by S&P has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB rating.

MOODY’S

Bonds rated Aa by Moody’s are judged to be of high quality by all standards. Together with bonds rated Aaa (Moody’s highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment in the future.

Moody’s Baa-rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Bonds rated Ba by Moody’s are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds rated B by Moody’s generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH

Bonds rated AAA by Fitch are judged by Fitch to be strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Fitch’s BB-rated bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

Fitch’s B-rated bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

DBRs

Bonds rated AAA by DBRS are considered to be of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the A category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

Bonds rated BBB are considered to be of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

Bonds rated “B” are regarded as highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

A.M. Best

The issuer of long-term debt rated aaa has, in A.M. Best’s opinion, an exceptional ability to meet the terms of its obligation. The rating aa is assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of its obligation., and issues are rated a where the ability to meet the terms of the obligation is regarded as strong. The issuer of debt rated bbb is considered to have an adequate ability to meet the terms of its obligation but to be more susceptible to changes in economic or other conditions.

The issuer of bb-rated long-term debt has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. The issuer of long-term debt rated b is considered to have extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

Investment Manager:

Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003

Distributor:

Fred Alger & Company, Incorporated
Harborside Financial Center
600 Plaza One
Jersey City, New Jersey 07311

Transfer Agent:

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The Alger Family of Funds
P.O. Box 8480
Boston, MA 02266-8480

Independent Registered Public
Accounting Firm:

Ernst & Young LLP

5 Times Square

New York, NY 10036

Counsel:

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038

The Alger Funds II

STATEMENT OF ADDITIONAL INFORMATION

September 24, 2008

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SSAI